UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 11, 2008

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 11, 2008, Black Hills Corporation (the “Company”) completed the sale of certain independent power production assets (“IPP Assets”) with a total capacity of 974 megawatts for $840 million cash. Net pre-tax cash proceeds received were approximately $756 million, including the effects of approximately $67.5 million of associated project level debt repayment, estimated working capital adjustments and other costs. The sale was pursuant to the Purchase and Sale Agreement entered into on April 29, 2008, by and between our subsidiary, Black Hills Generation, Inc. and Southwest Generation Operating Company, LLC, the acquisition company formed by affiliates of Hastings Funds Management Ltd and IIF BH Investment LLC, a subsidiary of an investment entity advised by JPMorgan Asset Management, as described in the Form 8-K filed by the Company with the Securities and Exchange Commission on May 1, 2008.

The assets sold include the following gas-fired power plants:

Asset	State Located	Capacity (net megawatts)
Fountain Valley	Colorado	240
Las Vegas II	Nevada	224
Valencia	New Mexico	149
Arapahoe	Colorado	130
Harbor Cogeneration	California	98
Valmont	Colorado	80
Las Vegas I	Nevada	53
Total		974

The foregoing descriptions of the agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase and Sale Agreement, a copy of which was filed as Exhibit 10 to the Company’s Form 8-K filed on May 1, 2008 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2007 and the three months ended March 31, 2008 have been prepared to present the Company’s results of operations as if the sale of the IPP Assets had occurred on January 1, 2007. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008 has been prepared to present the Company’s financial position as if the sale of the IPP Assets had occurred on March 31, 2008. The Company’s Unaudited Pro Forma Condensed Consolidated Financial Statements are attached hereto as Exhibit 99 and are incorporated herein by reference.

The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the financial position or results of operations of the Company as of the dates or for such periods, nor are they necessarily indicative of future results. The Unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2007, and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

(d)	Exhibits
99	Unaudited Pro Forma Condensed Consolidated Financial Statements, including:

(i)         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008.

(ii)        Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2007 and the three months ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel

Date: July 17, 2008

Exhibit Index

Exhibit

Number

99	Unaudited Pro Forma Condensed Consolidated Financial Statements.